EXHIBIT 32.1

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, William J. Donovan, Chief Financial Officer of Guardian Technologies International, Inc. (the “Company”), do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

•

the Quarterly Report on Form 10-Q of the Company for the quarter ended September 30, 2005, as filed with the Securities and Exchange Commission (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

•	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 11, 2005

/s/ WILLIAM J. DONOVAN
William J. Donovan Chief Financial Officer (Principal Financial Officer)

A signed original of this written statement required by Section 906 has been provided to Guardian Technologies International, Inc. and will be retained by Guardian Technologies International, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.